UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 27, 2024

Ondas Holdings Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-39761	47-2615102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

53 Brigham Street, Unit 4, Marlborough, MA 01752
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (888) 350-9994

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock par value $0.0001	ONDS	The Nasdaq Stock Market LLC, Tel Aviv Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment Joseph Popolo as Director

On March 27, 2024, the Board of Directors (the “Board”) of Ondas Holdings Inc. (the “Company”) appointed Joseph Popolo as an independent director, effective March 27, 2024.

Mr. Popolo, 57, serves as the CEO of Charles & Potomac Capital, LLC, a private investment firm he founded in 2014 to focus on investments in technology, healthcare, media, energy, and real estate. From 1997 to 2019, Mr. Popolo helped transform the Freeman Company ("Freeman") into the world's leading live event and brand experience company. As its President for eight years and CEO for 11 years, he and his team transformed Freeman and tripled it in size to $3 billion in revenue, expanding Freeman into new services and geographic markets, while leading 7,500 employees in 25 cities on four continents. Responsible for over $1.5 billion in M&A activity over his career, in 2019, Mr. Popolo led the team that marketed and sold Freeman's Encore Event Technology subsidiary to Blackstone, creating the world's largest-venue-based audio-visual company. Currently, Mr. Popolo is Chairman of the board of Pinnacle Live, LLC and a board member of Ondas Networks, and sits on the advisory boards of the Jordan Edmiston Group Inc., Samesurf Inc., and Advisory Research Inc.

Mr. Popolo graduated from Boston College with a BS in Finance and from the University of Chicago Booth School of Business with an MBA in Finance and Economics, subsequently receiving a Dean’s Award of Distinction from the Booth School of Business in 1997. Mr. Popolo is active with other charitable and philanthropic organizations. We believe Mr. Popolo's experience in senior leadership positions at companies and his board experience makes him well-qualified to serve on our board of directors.

Information regarding any transactions between Mr. Popolo and the Company subject to disclosure under Item 404(a) of Regulation S-K are disclosed in the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on April 1, 2024 (the "Annual Report"), which description is incorporated herein by reference.

Mr. Popolo will participate in the Company’s non-employee director compensation program as described under “Director Compensation” in the Company’s Annual Report, which description is incorporated herein by reference.

A copy of the press release announcing Mr. Popolo's appointment as a director of the Company is attached as Exhibit 99.1 to this report, and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated April 1, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2024	ONDAS HOLDINGS INC.

	By:	/s/ Eric A. Brock
Eric A. Brock
Chief Executive Officer

2